Exhibit 10.44

EXECUTION COPY

AMENDMENT NO. 2 TO CREDIT AGREEMENT

This Amendment No. 2 to Credit Agreement (this “Amendment”) is entered into as of December 8, 2006, by and among Midas International Corporation, a Delaware corporation, as borrower (the “Borrower”), the Lenders (as defined below), JPMorgan Chase Bank, N.A., as LC Issuer, Swing Line Lender and Administrative Agent (the “Agent”), National City Bank of the Midwest, as syndication agent and LaSalle Bank National Association, as documentation agent.

RECITALS

A. The Borrower, the lenders party thereto (the “Lenders”), the Agent, National City Bank of the Midwest, as syndication agent, and LaSalle Bank National Association, as documentation agent, are party to that certain Credit Agreement dated as of October 27, 2005 (as amended, restated, modified, supplemented or otherwise modified from time to time, the “Credit Agreement”). Unless otherwise specified herein, capitalized terms used in this Amendment shall have the meanings ascribed to them by the Credit Agreement.

B. The Borrower has requested that the Agent and the Lenders amend the Credit Agreement.

C. The Agent and the Lenders are willing to amend the Credit Agreement on the terms and conditions set forth below.

NOW, THEREFORE, in consideration of the mutual execution hereof and other good and valuable consideration, the parties hereto agree as follows:

1. Amendments to Credit Agreement.

(a) Article I of the Credit Agreement is hereby amended by deleting the definition of “Consolidated Tangible Net Worth” in its entirety and replacing it with the following definition:

“Consolidated Net Worth” means, at any time, (a) the stockholders’ equity of Parent and its Subsidiaries calculated on a consolidated basis as of such time (but excluding the impact of (i) any non-cash unrealized gains or losses from foreign currency translations and Rate Management Transactions, (ii) any non-cash adjustments caused by the implementation of Statement of Financial Accounting Standards No. 158 (Employers’ Accounting for Defined Benefit Pension and Other Post Retirement Plans) and subsequent related pronouncements, amendments, and interpretations related to the GAAP recognition of the funded status of an entity’s defined benefit pension plans on its balance sheet and (iii) any non-cash adjustments caused by the implementation of Securities and Exchange Commission Staff Accounting Bulletin No. 108). In addition, for purposes of determining compliance with the financial covenant set forth in Section 6.24.3 hereof, there shall also be excluded from the calculation of Consolidated Net Worth any reduction thereof resulting from Parent’s redemption or repurchase of up to $30,000,000 of its capital stock in any fiscal year.

(b) Section 6.24.3 of the Credit Agreement is hereby amended by (i) renaming such section “Minimum Net Worth” and (ii) deleting each reference to “Consolidated Tangible Net Worth” set forth therein and replacing it with a reference to “Consolidated Net Worth”.

2. Representations and Warranties of the Borrower. The Borrower represents and warrants that:

(a) The execution, delivery and performance by the Borrower of this Amendment have been duly authorized by all necessary corporate action and that this Amendment is a legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms, except as the enforcement thereof may be subject to (i) the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforcement is sought in a proceeding in equity or at law);

(b) Each of the representations and warranties contained in the Credit Agreement is true and correct in all material respects on and as of the date hereof as if made on the date hereof, except to the extent that any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty shall have been true and correct on and as of such earlier date; and

(c) After giving effect to this Amendment, no Default or Unmatured Default has occurred and is continuing.

3. Effective Date. This Amendment shall become effective upon satisfaction of the following conditions:

(a) Executed Amendment. Receipt by the Agent of duly executed counterparts of this Amendment from the Borrower and each Lender executing the same.

(b) Amendment Fee. The Borrower shall have paid to the Agent, for the benefit of the Lenders party hereto, an amendment fee in an amount equal to $5,000 for each Lender executing this Amendment.

(c) Consent and Reaffirmation. The Consent and Reaffirmation of guaranty dated as of the date hereof in the form attached hereto as Exhibit A executed by each of the Guarantors.

4. Reference to and Effect Upon the Credit Agreement.

(a) The Credit Agreement and the other Loan Documents shall remain in full force and effect, and the execution, delivery and effectiveness of this Amendment shall not operate as a waiver or forbearance of any Default or Unmatured Default or any right, power or remedy of the Agent or any Lender under the Credit Agreement or any of the other Loan Documents, or constitute a consent, waiver or modification with respect to any provision of the Credit Agreement or any of the other Loan Documents, and the Borrower hereby fully ratifies and affirms each Loan Document to which it is a party.

(b) Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of similar import shall mean and be a reference to the Credit Agreement as amended hereby.

5. Costs and Expenses. The Borrower hereby affirms its obligations under Section 9.5.1 of the Credit Agreement to reimburse the Agent for all reasonable costs and out-of-pocket expenses paid or incurred by the Agent in connection with the preparation, negotiation, execution and delivery of this Amendment, including but not limited to the reasonable fees and expenses of attorneys for the Agent with respect thereto.

6. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO CONFLICTS OF LAWS PROVISIONS) OF THE STATE OF ILLINOIS BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.

7. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purposes.

8. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed an original but all such counterparts shall constitute one and the same instrument.

[signature pages follow]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date and year first above written.

BORROWER:

MIDAS INTERNATIONAL CORPORATION, a Delaware corporation

By:

Its:

Signature Page to Second Amendment

LENDERS:

JPMORGAN CHASE BANK, N.A. Individually, as LC Issuer, as Swing Line Lender and as Agent

By:

Title:

Signature page to Second Amendment

NATIONAL CITY BANK, successor by merger to National City Bank of the Midwest, as Syndication Agent and Lender

By:

Title:

Signature page to Second Amendment

LASALLE BANK NATIONAL ASSOCIATION, as Documentation Agent and Lender

By:

Title:

Signature page to Second Amendment

HARRIS N.A., as Lender

By:

Title:

Signature page to Second Amendment

BANK OF AMERICA, N.A., as Lender

By:

Title:

Signature page to Second Amendment

EXHIBIT A

CONSENT AND REAFFIRMATION

Each of the undersigned (“Guarantors”) hereby (i) acknowledges receipt of a copy of Amendment No. 2 to the Credit Agreement dated as of December 8, 2006 (the “Second Amendment”); (ii) consents to the execution and delivery thereof by the Borrower; (iii) agrees to be bound thereby; (iv) affirms that nothing contained therein shall modify in any respect whatsoever its guaranty of the obligations of the Borrower to Agent and Lenders pursuant to the terms of that certain Guaranty (the “Guaranty”) dated as of October 27, 2005, as amended, restated, modified or supplemented prior to the date hereof, and (v) reaffirms that the Guaranty is and shall continue to remain in full force and effect. Although each of the Guarantors has been informed of the matters set forth herein and in the Second Amendment and has acknowledged and agreed to same, such Guarantors understand that the Agent and Lenders have no obligation to inform any of the Guarantors of such matters in the future or to seek any of the Guarantors’ acknowledgment or agreement to future amendments or waivers, and nothing herein shall create such a duty.

This Consent and Reaffirmation shall be governed by and construed in accordance with the laws of the State of Illinois, without reference to principles of conflicts of law.

[signature pages follow]

IN WITNESS WHEREOF, each of the undersigned has executed this Consent and Reaffirmation on and as of the date of such Second Amendment.

MUFFLER CORPORATION OF AMERICA

By:

Its:

MIDAS PROPERTIES INC.

By:

Its:

MIDAS REALTY CORPORATION

By:

Its:

COSMIC HOLDINGS LLC

By:

Its:

MIDAS, INC.

By:

Its:

MIDAS ILLINOIS INC.

By:

Its:

PROGRESSIVE AUTOMOTIVE SYSTEMS, INC.

By:

Its:

MIDAS INTERNATIONAL CORPORATION, a Wyoming corporation

By:

Its: